UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2010

j2 Global Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25965	51-0371142
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6922 Hollywood Blvd.

Suite 500

Los Angeles, California 90028

(Address of principal executive offices)

(323) 860-9200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 and 7.01. Results of Operations and Financial Condition and Regulation FD Disclosure.

On May 4, 2010, j2 Global Communications, Inc. issued a press release announcing its financial results for the third quarter of fiscal 2010. In the press release, j2 Global also reaffirmed its financial guidance for fiscal 2010 as follows: j2 Global targets revenue growth of 5% with a range of 3% to 7% compared to fiscal year 2009 revenues. Net earnings, excluding 123(R) non-cash compensation expense, are expected to approximate non-GAAP earnings in 2009 as the Company intends to reinvest its incremental operating income in initiatives designed to accelerate growth in 2011 and beyond. The range of anticipated revenues takes into account both organic growth and acquisition related growth within the context of current economic conditions.

The Company also announced in the press release that its Board of Directors has approved a stock repurchase program authorizing the Company to purchase in the public market or in off-market transactions up to 10 million shares of the Company’s common stock at any time or times through April 30, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Also on May 4, 2010, at 5:00 p.m. Eastern time, j2 Global hosted its first quarter 2010 earnings conference call and Webcast. Via the Webcast, j2 Global presented portions of its May 4, 2010 Investor Presentation, which contains a summary of j2 Global’s financial results for the fiscal quarter ended March 31, 2010; a reaffirmation of the company’s financial guidance for the fiscal year ending December 31, 2010; and certain other financial and operating information regarding j2 Global. A copy of this presentation is furnished as Exhibit 99.2 to this Form 8-K.

NOTE: This information is being furnished under both Item 2.02 (Results of Operations and Financial Condition) and Item 7.01 (Regulation FD Disclosure) of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press Release dated May 4, 2010.

99.2	May 4, 2010 Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global Communications, Inc. (Registrant)

Date: May 4, 2010	By:	/s/ Jeffrey D. Adelman
Jeffrey D. Adelman Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated May 4, 2010.

99.2	May 4, 2010 Investor Presentation.